S000019859 [Member] Investment Strategy - Variable Portfolio - Partners Core Equity Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities. Equity securities include, for example, common stock, preferred stock and convertible securities. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities directly or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.